UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

ALTRA INDUSTRIAL MOTION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts		02184
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On October 1, 2018, Altra Industrial Motion Corp. (“Altra”) filed a Current Report on Form 8-K announcing, among other things, that Altra and Fortive Corporation (“Fortive”) had consummated the previously announced combination of Altra with four operating companies from Fortive’s Automation & Specialty platform (excluding Fortive’s Hengstler and Dynapar businesses) (the “A&S Business”). In accordance with the terms and conditions of an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 7, 2018, among Altra, Fortive, McHale Acquisition Corp. (“Merger Sub”) and Stevens Holding Company, Inc. (“Newco”), and a Separation and Distribution Agreement, dated March 7, 2018, among Altra, Fortive and Newco (the “Distribution Agreement”), (1) Fortive transferred certain assets, liabilities and entities constituting a portion of the A&S Business to Newco, (2) Fortive distributed to its stockholders all of the issued and outstanding shares of Newco common stock held by Fortive by way of an exchange offer and (3) Merger Sub merged with and into Newco, with Newco as the surviving corporation, and the issued and outstanding shares of Newco common stock converted into shares of Altra common stock (the “Merger”). In addition, pursuant to the Merger Agreement, prior to the effective time of the Merger, Fortive transferred certain non-U.S. assets, liabilities and entities constituting the remaining portion of the A&S Business to certain subsidiaries of Altra, and the Altra subsidiaries assumed substantially all of the liabilities associated with the transferred assets.

This Amendment No. 1 to the Current Report on Form 8-K of Altra originally filed on October 1, 2018 is being filed solely for the purpose of amending Item 9.01(b) thereto by replacing it in its entirety with the information set forth below.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of Altra and the A&S Business as of June 30, 2018 and the unaudited pro forma combined statement of operations for the six months ended June 30, 2018 and for the year ended December 31, 2017, and the notes thereto, were included in Altra’s Registration Statement on Form S-4, as amended (Registration No. 333-224750), which was declared effective by the U.S. Securities and Exchange Commission on August 27, 2018, and are incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn E. Deegan
Name:	Glenn E. Deegan
Title:	Vice President, Legal & Human Resources, General Counsel and Secretary

Date: December 10, 2018